SCUDDER
INVESTMENTS(SM)
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EQUITY/DOMESTIC
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Scudder Tax Managed
Small Company Fund

Fund #307

Annual Report
October 31, 1999

The fund seeks long-term growth of capital on an after-tax basis.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                   4   Letter from the Fund's President

                   6   Performance Update

                   8   Portfolio Summary

                  10   Portfolio Management Discussion

                  14   Glossary of Investment Terms

                  15   Investment Portfolio

                  24   Financial Statements

                  27   Financial Highlights

                  28   Notes to Financial Statements

                  32   Report of Independent Accountants

                  33   Tax Information

                  34   Trustees and Officers

                  35   Investment Products and Services

                  37   Scudder Solutions



2 SCUDDER TAX MANAGED SMALL COMPANY FUND

Scudder Tax Managed Small Company Fund
--------------------------------------------------------------------------------
                                                                 fund number 307
--------------------------------------------------------------------------------

Date of Inception:
9/18/98
                        o Reflecting the modest performance of small-cap value stocks over the period, Scudder Tax Managed Small Company Fund returned 1.69% for the 12-month period ended October 31, 1999.

Total Net Assets as of 10/31/99:
$2.3 million
                        o Management continued to pursue the fund's goal of long-term growth of capital on an after-tax basis by following a disciplined approach to selecting undervalued small-cap stocks.

                        o The fund's emphasis on value was not rewarded during the period as investors focused on a small group of high-priced growth stocks.

                        o At the end of the period, the portfolio was broadly diversified among 207 securities with a median price/earnings ratio of only 11x -- 43% less than that of the Russell 2000 Index.


                                        SCUDDER TAX MANAGED SMALL COMPANY FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Lynn S. Birdsong
President,
Scudder Tax Managed
Small Company Fund

Dear Shareholders,

This fiscal period has tested one's commitment to an investment approach, as a handful of large-cap and growth stocks continued to record impressive results. Such short-term returns can be tempting, but we know that successful investing is not premised solely on investing in last week's or last year's winners. It is based on a thoughtful long-term approach that includes exposure to several asset classes that offer the potential to earn a positive return when other investments may not.

Over Scudder Tax Managed Small Company Fund's 12-month fiscal period, we witnessed an unusually strong performance by a shrinking number of highly valued large-cap growth and technology stocks. This narrow market leadership has propelled the broader market averages higher while most stocks have provided comparitively modest returns.

As we look ahead to areas of potential in 2000, I encourage you to seriously review your portfolio's exposure to various asset classes. We believe that broad diversification across multiple asset classes, especially given the four consecutive years of 20%+ gains for the S&P 500 Index warrants a careful examination of asset classes that are relatively undervalued (such as small-cap stocks) or have a low correlation to sectors that have recently performed especially well.


4 SCUDDER TAX MANAGED SMALL COMPANY FUND
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In the current environment, we believe that conditions are healthy for investing. For investors that are seeking to invest in an area that has been overlooked, we think that Scudder Tax Managed Small Company Fund continues to offer attractive value and good potential given the relatively high valuations assigned to many stocks.

In the following pages, portfolio managers James M. Eysenbach, Robert D. Tymoczko, and Calvin S. Young describe how their investment process -- unlike that used by other mutual funds -- is designed to maximize shareholders' after-tax returns by systematically analyzing each stock's potential return on an after-tax basis.

For current information on your fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including current fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also call our representatives at 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Tax Managed Small Company
Fund.

Sincerely,

/s/ Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Tax Managed Small Company Fund


                                        SCUDDER TAX MANAGED SMALL COMPANY FUND 5

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE.

LINE CHART DATA:

            Scudder
            Tax Managed
            Small Company     Russell 2000
            Fund              Index*

 9/98**      10000              10000

10/98        10350              10408

 1/99        10917              11786

 4/99        11059              11986

 7/99        11670              12362

10/99        10524              11955


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return
                              Growth of                                  Average
Period ended 10/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Tax Managed Small Company Fund
--------------------------------------------------------------------------------
1 year                        $ 10,169                1.69%               1.69%
Life of Fund**                $ 10,524                5.24%               4.70%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                        $ 11,486               14.86%              14.86%
Life of Fund**                $ 11,983               19.83%              17.59%

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. Total return would have been lower had certain expenses not been reduced.

**    The Fund commenced operations on September 18, 1998.


6 SCUDDER TAX MANAGED SMALL COMPANY FUND
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--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE, ILLUSTRATING
THE FUND TOTAL RETURN AND INDEX TOTAL RETURN* BELOW.

                         Yearly periods ended October 31

                                          1998**   1999
--------------------------------------------------------------------------------
Fund Total                                3.50     1.69
Return (%)

Index Total                               4.08    14.86
Return (%)

Net Asset                                12.42    12.58
Value ($)

Income                                      --      .05
Dividends ($)

Capital Gains                               --       --
Distributions ($)

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

**    The Fund commenced operations on September 18, 1998.

      Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the 1-year and life of Fund periods would have been lower.


                                        SCUDDER TAX MANAGED SMALL COMPANY FUND 7

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

The fund seeks to be fully invested in a broad selection of small-cap stocks with attractive valuations.

[PIE CHART]

As a percentage of net assets

Common Stock                  99%
Cash Equivalent, net           1%
------------------------------------
                             100%
------------------------------------

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

Holdings in the utilities and manufacturing sectors outperformed their respective sectors, while an underweighting of financial stocks reduced the fund's exposure to the negative effects of rising interest rates.

[PIE CHART]

(Excludes cash equivalents)

Consumer Discretionary      17%

Financial                   14%

Manufacturing               12%

Construction                 9%

Durables                     8%

Technology                   8%

Service Industries           7%

Energy                       5%

Health                       5%

Other                       15%
------------------------------------
                           100%
------------------------------------


8 SCUDDER TAX MANAGED SMALL COMPANY FUND
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Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(13% of Portfolio)

Management uses a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential. The analysis is comprised of four factors: valuation, trends in sales and earnings, price momentum, and risk.

1.    CTS Corp.
      Manufacturer of electronic and
      electromechanical components

2.    Optical Coating Laboratory, Inc.
      Manufacturer of thin film coated components

3.    Genesco Inc.
      Retailer and wholesaler of branded footware

4.    TNP Enterprises, Inc.
      Electric utility in Texas and New Mexico

5.    CTG Resources Inc.
      Gas utility holding company

6.    Garan, Inc.
      Manufacturer and designer of clothing for men, women, and children

7.    Hilb, Rogal & Hamilton, Co.
      Insurance agency

8.    Energen Corp.
      Natural gas distribution, oil and gas
      exploration and production

9.    JSB Financial, Inc.
      Provider of banking and financial services

10.   Monaco Coach Corp.
      Manufacturer of recreational vehicles

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                        SCUDDER TAX MANAGED SMALL COMPANY FUND 9

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

In the following interview, portfolio managers James M. Eysenbach, Robert D. Tymoczko, and Calvin S. Young discuss the market environment and their approach to managing the fund.

      Q: How would you describe the market environment over the 12-month period that ended October 31, 1999?

      A: This has been one of the most unusual periods concerning the performance of large- and small-cap, and growth versus value stocks. Large-caps outdistanced small-caps by a wide margin, returning 25.58% versus 14.86%.(1) If it hadn't been for the outsized gains of large-cap growth stocks, the 14.86% return for small-cap stocks would have seemed generous. The divergence of performance was even greater between large-cap growth stocks and small-cap value stocks, which returned 34.25% versus 0.72%.

      The market's returns were driven primarily by a handful of high growth and technology names, with many stocks actually declining over much of the year. This preference for a shrinking number of highly priced, e.g., high price/earnings (p/e), growth stocks had the greatest effect on stocks with the smallest market capitalizations and value characteristics.

      Q: How did the fund perform?

      A: The fund trailed its benchmark for two related reasons: it had a smaller market capitalization than its benchmark and a greater emphasis on value. The market capitalization of stocks in the fund is typically smaller than that of its benchmark ($240 million for the fund compared to $414 million for the Russell 2000 Index). By purchasing stocks at the smaller end of the size spectrum, we can hold positions longer before these stocks graduate to large-cap status. This is one way we seek to enhance tax efficiency. In addition to our focus on smaller size companies, the fund has a stronger value orientation than its benchmark. The portfolio's comparatively low median

(1) All indices are unmanaged. The Russell 1000 Index represents large-cap stocks; the Russell 2000 Index represents small-cap stocks; the Russell 1000 Growth Index represents large-cap growth stocks; and the Russell 2000 Value Index represents small-cap value stocks.


10 SCUDDER TAX MANAGED SMALL COMPANY FUND
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      p/e of 11.2x versus the Russell 2000 Index median p/e of 20.1x is one indicator of the fund's emphasis on valuation. Though value stocks recovered some ground during the second calendar quarter, this sector had lower overall returns than growth stocks in this environment. Reflecting the weak performance of small-cap value stocks, the Russell 2000 Value Index returned a mere 0.72% over the 12-month period.

      Q: Which sectors contributed to or subtracted from the fund's performance?

      A: Despite solid gains for many of our holdings, the largest shortfall came in the technology sector. Our technology holdings were up 36% -- a terrific gain in a normal market, but the Russell 2000 technology sector recorded an even more impressive 70% return for the 12-month period. Our valuation discipline kept us from participating more fully in this sector where, in our opinion, prices have significantly overshot fundamentals. The fund's returns fell short of the index in the communications and media sectors primarily for the same reason.

      In other areas, our approach of focusing on stocks with attractive valuations and favorable trends in sales and earnings was more successful. In both the utilities and manufacturing sectors, for example, the fund's holdings outpaced the index returns in those sectors. The fund also benefited from a significant underweighting of the weak performing finance sector as rising interest rates hampered the performance of finance stocks.

      Q: The fund's investment universe is comprised of 2,000 small U.S. companies. How do you assess each stock's return potential?

      A: We rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential. We consider four primary factors: valuations, trends in sales and earnings, price momentum, and risk. Our valuation measures tell us how inexpensive a security is relative to


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 11

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      our overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving, or deteriorating. Price momentum allows us to assess how the market is responding to these fundamentals. Risk measures help us to understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness.

      Q: How do you use these rankings to manage a tax-efficient portfolio?

      A: First, we build a diversified portfolio of attractively rated companies. To limit individual security risk and provide trading flexibility, we typically hold more than 150 securities. On an ongoing basis, we use a tax-aware portfolio optimization process to determine which securities should be replaced due to diminishing return prospects, while creating the lowest tax impact for shareholders. The process allows us to keep the portfolio focused on attractively rated companies, while managing overall portfolio risk and the tax consequences of portfolio turnover.

      Q: With small-cap stock valuations recently reaching a 20-year low compared to large-cap stocks, what are you expecting from small-caps in 2000?

      A: While it can be difficult to be invested in an asset class that is out of favor, patience is often rewarded. Asset classes such as large- and small-cap and growth versus value stocks have historically taken turns leading market performance. Periods of outperformance are often followed by stretches of underperformance. The most recent period of outperformance by large-cap growth stocks is unprecedented. While no one can say with certainty when small-cap stocks will return to favor, we think investors need to ask themselves which asset classes have the greatest upside potential going forward given current valuations. Can large-cap growth stocks move up another 10%, 20%, or 30% from current valuation levels? Will investors return to the lower valuations of small-cap stocks? In the short run it's hard to say. However, over the


12 SCUDDER TAX MANAGED SMALL COMPANY FUND

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      long term, we believe that the attractive valuations of small-cap stocks overall are compelling and will eventually result in a rebound in this sector. Given that such rebounds can be dramatic and can occur quickly, we think investors should maintain a commitment to this segment of the market as part of a well diversified portfolio.

                                   ----------

Scudder Tax Managed Small Company Fund:
A Team Approach to Investing

Scudder Tax Managed Small Company Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
James M. Eysenbach

Lead portfolio manager James M. Eysenbach has responsibility for the fund's day-to-day management and investment strategies. Mr. Eysenbach joined the Adviser in 1991 as a senior quantitative analyst and has more than 10 years of investment management experience, specializing in quantitative research.

[PHOTO]
Calvin S. Young

Portfolio manager Calvin S. Young joined the Adviser in 1990 as a quantitative analyst. Mr. Young has eleven years of investment industry experience with a special focus on small companies.

[PHOTO]
Robert D. Tymoczko

Portfolio manager Robert D. Tymoczko joined the Adviser in 1997 as a quantitative analyst. Mr. Tymoczko has five years of experience in quantitative research and econometric modeling.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 13

Glossary of Investment Terms
--------------------------------------------------------------------------------

Market Capitalization

The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

Over/Under Weighting

Refers to the allocation of assets -- usually by sector, industry, or country -- within a portfolio relative to a benchmark index, (e.g., the Russell 2000 Index) or an investment universe.

Price/Earnings Ratio (P/E) (also "earnings multiple")

A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

Quantitative Model

A systematic approach to evaluating a security based on its financial characteristics.

Standard Deviation

A statistical measure of the degree to which an investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

Tax Basis

The price paid by an investor for a stock or bond plus any out-of-pocket expenses such as brokerage commissions. A security's basis is used to determine capital gains or losses for tax purposes when the stock is sold.

Value Stock

A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Additional glossary terms are available at our Internet Web site -- www.scudder.com.


14 SCUDDER TAX MANAGED SMALL COMPANY FUND
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Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------

                                                         Principal      Market
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short Term Notes 6.7%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.234%**, 11/1/1999                  ---------
  (Cost $163,000) .....................................   163,000        163,000
                                                                       ---------

                                                          Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 93.3%
--------------------------------------------------------------------------------
Consumer Discretionary 16.1%
Apparel & Shoes 4.2%
Deb Shops, Inc. .......................................       200          4,200
Garan, Inc. ...........................................       800         25,500
Genesco, Inc.* ........................................     2,200         29,150
Guess ?, Inc.* ........................................     1,400         18,200
Hartmarx Corp.* .......................................     2,700         11,812
J. Jill Group, Inc.* ..................................       500          2,062
K-Swiss Inc. "A" ......................................       200          2,575
Steven Madden, Ltd.* ..................................       200          2,450
Wolverine World Wide, Inc. ............................       500          5,125
                                                                       ---------
                                                                         101,074
                                                                       ---------
Department & Chain Stores 2.4%
Ames Department Stores, Inc.* .........................       600         19,012
Dress Barn, Inc.* .....................................       600         10,669
Fred's, Inc. "A" ......................................       700          8,400
Goody's Family Clothing, Inc.* ........................       800          8,100
Jo-Ann Stores, Inc. "A"* ..............................       800         11,150
                                                                       ---------
                                                                          57,331
                                                                       ---------
Home Furnishings 1.3%
Chromcraft Revington, Inc.* ...........................     1,400         15,313
Oneida Ltd. ...........................................       700         16,581
                                                                       ---------
                                                                          31,894
                                                                       ---------
Hotels & Casinos 0.1%
Hollywood Park, Inc.* .................................       200          3,463
                                                                       ---------
Recreational Products 1.8%
Arctic Cat, Inc. ......................................     1,200         11,400
Coachmen Industries, Inc. .............................       500          7,344
National R.V. Holdings, Inc.* .........................       500         10,219

    The accompanying notes are an integral part of the financial statements.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 15

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                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
THQ, Inc.* ............................................       300         12,338
The First Years, Inc. .................................       200          1,687
                                                                       ---------
                                                                          42,988
                                                                       ---------
Restaurants 3.1%
Avado Brands, Inc. ....................................     1,200          6,750
CEC Entertainment, Inc.* ..............................       600         19,237
Rainforest Cafe, Inc.* ................................     2,100          9,450
Ruby Tuesday, Inc. ....................................       400          7,625
Ryan's Family Steak Houses, Inc.* .....................     1,300         13,609
VICORP Restaurants, Inc.* .............................     1,100         18,563
                                                                       ---------
                                                                          75,234
                                                                       ---------
Specialty Retail 3.2%
Coldwater Creek, Inc.* ................................       400          9,650
Discount Auto Parts, Inc.* ............................       600          8,550
Finlay Enterprises, Inc.* .............................       600          7,200
Petco Animal Supplies, Inc.* ..........................       400          4,625
Piercing Pagoda, Inc.* ................................       600          4,950
SCP Pool Corp.* .......................................       100          2,269
The Finish Line, Inc. "A"* ............................       800          5,525
Tractor Supply Co.* ...................................       600         12,000
United Auto Group, Inc.* ..............................       600          7,013
United Retail Group, Inc.* ............................       400          4,000
West Marine, Inc.* ....................................       800          7,200
Wet Seal, Inc. "A"* ...................................       400          5,600
                                                                       ---------
                                                                          78,582
                                                                       ---------
Consumer Staples 4.2%
Alcohol & Tobacco 0.3%
Schweitzer-Mauduit International, Inc. ................       600          7,163
                                                                       ---------
Consumer Electronic & Photographic 0.1%
Salton, Inc.* .........................................       100          2,850
                                                                       ---------
Consumer Specialties 1.2%
Jan Bell Marketing, Inc.* .............................     2,000          5,500
Russ Berrie & Co., Inc. ...............................       600         11,550
Sola International, Inc.* .............................       900         12,600
                                                                       ---------
                                                                          29,650
                                                                       ---------
Food & Beverage 2.3%
Imperial Sugar Co. ....................................     2,600         13,812
M&F Worldwide Corp.* ..................................     1,800         12,937

    The accompanying notes are an integral part of the financial statements.


16 SCUDDER TAX MANAGED SMALL COMPANY FUND
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                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
National Beverage Corp.* ..............................     2,100         17,063
Ralcorp Holdings, Inc.* ...............................       600         11,700
                                                                       ---------
                                                                          55,512
                                                                       ---------
Package Goods/Cosmetics 0.3%
Chattem, Inc.* ........................................       350          6,169
                                                                       ---------
Health 4.7%
Biotechnology 0.6%
Bio-Rad Laboratories, Inc. "A"* .......................       600         14,400
                                                                       ---------
Health Industry Services 2.2%
Hanger Orthopedic Group, Inc.* ........................       800          9,850
Magellan Health Services, Inc.* .......................     1,100          6,669
PAREXEL International Corporation* ....................       200          1,912
Prime Medical Services, Inc.* .........................     2,000         19,750
Syncor International Corp.* ...........................       450         16,481
                                                                       ---------
                                                                          54,662
                                                                       ---------
Hospital Management 0.2%
Coventry Health Care, Inc.* ...........................       900          5,175
                                                                       ---------
Medical Supply & Specialty 1.1%
Cooper Cos., Inc. .....................................       100          2,500
NBTY, Inc.* ...........................................     1,400         11,287
Vital Signs, Inc. .....................................       600         12,975
                                                                       ---------
                                                                          26,762
                                                                       ---------
Pharmaceuticals 0.6%
K-V Pharmaceutical Co.* ...............................       200          3,475
Medco Research, Inc.* .................................       500         12,063
                                                                       ---------
                                                                          15,538
                                                                       ---------
Communications 0.1%
Telephone/Communications 0.1%
Conestoga Enterprises, Inc. ...........................       150          2,850
                                                                       ---------
Financial 13.5%
Banks 7.9%
BSB Bancorp, Inc. .....................................       700         15,444
Columbia Banking System, Inc. .........................       420          5,513
Dime Community Bancshares .............................       300          6,056
First Federal Financial Corp.* ........................       900         14,400
First Financial Bankshares, Inc. ......................       500         17,000
First Republic Bank* ..................................       600         15,000

    The accompanying notes are an integral part of the financial statements.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 17

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                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Haven Bancorp, Inc. ...................................       700         11,200
JSB Financial, Inc. ...................................       400         24,050
Medford Bancorp, Inc. .................................     1,000         17,750
PFF Bancorp, Inc. .....................................       900         18,337
Parkvale Financial Corp. ..............................       775         14,725
Republic Bancorp, Inc. ................................       910         11,944
The Trust Company of N.J. .............................       900         20,813
                                                                       ---------
                                                                         192,232
                                                                       ---------
Insurance 4.0%
Baldwin & Lyons, Inc. "B" .............................       800         16,500
Guarantee Life Companies, Inc. ........................       700         21,744
Hilb, Rogal & Hamilton Co. ............................     1,000         25,063
LandAmerica Financial Group, Inc. .....................       300          5,569
National Western Life Insurance Co.* ..................       100          8,544
RLI Corp. .............................................       400         13,325
Triad Guaranty Inc.* ..................................       300          6,169
                                                                       ---------
                                                                          96,914
                                                                       ---------
Consumer Finance 0.1%
New Century Financial Corp.* ..........................       200          2,738
                                                                       ---------
Other Financial Companies 0.6%
ITLA Capital Corp.* ...................................       700         10,587
Resource Bancshares Mortgage Group, Inc. ..............       800          4,500
                                                                       ---------
                                                                          15,087
                                                                       ---------
Real Estate 0.9%
CB Richard Ellis Services, Inc.* ......................       600          7,387
Grubb & Ellis Co.* ....................................     1,500          8,156
Trammell Crow Co.* ....................................       300          4,350
                                                                       ---------
                                                                          19,893
                                                                       ---------
Service Industries 6.5%
EDP Services 0.3%
Pomeroy Computer Resources, Inc.* .....................       600          6,225
                                                                       ---------
Environmental Services 0.4%
URS Corp.* ............................................       600         10,800
                                                                       ---------
Investment 1.3%
Advest Group, Inc. ....................................       700         13,519
Southwest Securities Group, Inc. ......................       770         18,336
                                                                       ---------
                                                                          31,855
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.


18 SCUDDER TAX MANAGED SMALL COMPANY FUND

--------------------------------------------------------------------------------

                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Miscellaneous Commercial Services 3.1%
CORT Business Services Corp.* .........................       700         14,219
IT Group, Inc.* .......................................       500          4,937
Morrison Knudsen Corp.* ...............................       700          6,387
NFO Worldwide, Inc.* ..................................       400          4,450
Personnel Group of America, Inc.* .....................     1,800         12,037
RCM Technologies, Inc.* ...............................       600          6,937
RemedyTemp, Inc., "A"* ................................       500          5,375
SOS Staffing Services, Inc.* ..........................       600          3,037
Staff Leasing, Inc.* ..................................       600          5,213
Volt Information Sciences, Inc.* ......................       500          9,875
Workflow Management, Inc.* ............................       200          2,538
                                                                       ---------
                                                                          75,005
                                                                       ---------
Miscellaneous Consumer Services 0.4%
Miller Industries, Inc.* ..............................       500          1,219
Service Experts, Inc.* ................................       400          2,400
Westaff Inc.* .........................................       800          6,800
                                                                       ---------
                                                                          10,419
                                                                       ---------
Printing/Publishing 0.7%
Merrill Corp. .........................................       800         16,500
                                                                       ---------
Miscellaneous 0.3%
New Horizons Worldwide, Inc.* .........................       300          4,462
REX Stores Corporation* ...............................       100          2,787
                                                                       ---------
                                                                           7,249
                                                                       ---------
Durables 7.3%
Aerospace 2.6%
Aviall, Inc.* .........................................     1,200         10,725
Ducommun, Inc.* .......................................     1,300         13,650
Fairchild Corp. "A"* ..................................       788          6,402
Kaman Corp. "A" .......................................     1,300         14,300
Primex Technologies, Inc. .............................       800         18,400
                                                                       ---------
                                                                          63,477
                                                                       ---------
Automobiles 2.8%
Aftermarket Technology Corp.* .........................       600          5,662
Borg-Warner Automotive, Inc. ..........................       256         10,112
Dura Automotive Systems, Inc.* ........................       400          7,500
Monaco Coach Corp.* ...................................       975         22,912
Oshkosh Truck Corp. "B" ...............................       750         22,547
                                                                       ---------
                                                                          68,733
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 19

--------------------------------------------------------------------------------

                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Construction/Agricultural Equipment 0.4%
Cascade Corp. .........................................     1,100         10,037
                                                                       ---------
Leasing Companies 1.5%
AMERCO* ...............................................       500         14,719
Electro Rent Corp.* ...................................       900         10,800
Neff Corp.* ...........................................       300          3,319
Rent-Way, Inc.* .......................................       500          8,312
                                                                       ---------
                                                                          37,150
                                                                       ---------
Manufacturing 11.0%
Chemicals 1.0%
Chemfab Corp.* ........................................       800         12,600
Quaker Chemical Corp. .................................       700         11,287
                                                                       ---------
                                                                          23,887
                                                                       ---------
Containers & Paper 0.6%
Alltrista Corp.* ......................................       600         13,762
                                                                       ---------
Diversified Manufacturing 1.6%
Justin Industries .....................................     1,400         19,600
Myers Industries, Inc. ................................       770         10,828
Park-Ohio Holdings Corp.* .............................       900          9,225
                                                                       ---------
                                                                          39,653
                                                                       ---------
Electrical Products 1.3%
AFC Cable Systems, Inc.* ..............................       300         11,287
C&D Technologies, Inc. ................................       100          3,213
Katy Industries, Inc. .................................       800          8,400
SLI, Inc.* ............................................       400          4,300
Windmere-Durable Holdings, Inc.* ......................       400          5,200
                                                                       ---------
                                                                          32,400
                                                                       ---------
Industrial Specialty 3.9%
Gardner Denver, Inc.* .................................     1,000         12,062
Hexcel Corp.* .........................................       700          3,763
Optical Coating Laboratory, Inc. ......................       500         53,438
RTI International Metals, Inc.* .......................     1,000          7,250
Regal-Beloit Corp. ....................................       500         10,875
Vallen Corp.* .........................................       600          8,175
                                                                       ---------
                                                                          95,563
                                                                       ---------
Machinery/Components/Controls 1.8%
Amcast Industrial Corp. ...............................       700          9,494
Astec Industries, Inc.* ...............................       100          2,344
Columbus McKinnon Corp. ...............................       700          8,444

    The accompanying notes are an integral part of the financial statements.


20 SCUDDER TAX MANAGED SMALL COMPANY FUND

--------------------------------------------------------------------------------

                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Intermet Corp. ........................................     1,000         10,125
Woodward Governor Co. .................................       500         13,250
                                                                       ---------
                                                                          43,657
                                                                       ---------
Office Equipment/Supplies 0.2%
Interface, Inc. .......................................       900          3,656
                                                                       ---------
Wholesale Distributors 0.6%
Barnett, Inc.* ........................................       800          6,900
Watsco, Inc. ..........................................       800          8,100
                                                                       ---------
                                                                          15,000
                                                                       ---------
Technology 6.9%
Computer Software 1.0%
Activision, Inc.* .....................................       600          8,475
Caere Corp.* ..........................................       600          3,225
Indus International, Inc.* ............................     1,500          9,281
MAPICS, Inc.* .........................................       500          4,250
                                                                       ---------
                                                                          25,231
                                                                       ---------
Diverse Electronic Products 0.9%
Cable Design Technologies Corp.* ......................       600         11,625
SBS Technologies, Inc.* ...............................       400         11,200
                                                                       ---------
                                                                          22,825
                                                                       ---------
Electronic Components/Distributors 3.4%
CTS Corp. .............................................     1,000         56,562
Harmon Industries, Inc. ...............................       600          7,950
Technitrol, Inc. ......................................       500         18,188
                                                                       ---------
                                                                          82,700
                                                                       ---------
Electronic Data Processing 0.3%
Information Resources, Inc.* ..........................       600          6,375
                                                                       ---------
Military Electronics 0.5%
ESCO Electronics Corp.* ...............................     1,000         11,687
                                                                       ---------
Office/Plant Automation 0.8%
Kronos, Inc.* .........................................       450         20,194
                                                                       ---------
Energy 4.6%
Oil & Gas Production 0.9%
UTI Energy Corp.* .....................................     1,100         21,106
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 21

--------------------------------------------------------------------------------

                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Oil/Gas Transmission 0.5%
Kaneb Services, Inc.* .................................     2,500         11,250
                                                                       ---------
Oilfield Services/Equipment 3.2%
Pool Energy Services Co.* .............................     1,000         21,813
Seacor Smit Inc.* .....................................       200          9,150
Tuboscope, Inc.* ......................................     1,900         21,138
Varco International, Inc.* ............................     1,400         14,788
Veritas DGC Inc.* .....................................       750         10,547
                                                                       ---------
                                                                          77,436
                                                                       ---------
Metals & Minerals 2.6%
Steel & Metals 2.6%
AK Steel Holding Corp. ................................     1,148         19,875
Commercial Metals Co. .................................       700         22,838
Commonwealth Industries, Inc. .........................       200          2,000
Gibraltar Steel Corporation ...........................       600         14,662
Titanium Metals Corp. .................................       700          4,200
                                                                       ---------
                                                                          63,575
                                                                       ---------
Construction 8.8%
Building Materials 2.5%
Ameron International Corp. ............................       400         17,050
Building Materials Holding Corporation* ...............     1,500         16,594
Elcor Corp. ...........................................       450         11,081
Florida Rock Industries, Inc. .........................       500         16,875
                                                                       ---------
                                                                          61,600
                                                                       ---------
Building Products 3.4%
Genlyte Group, Inc.* ..................................       700         15,619
International Aluminum Co. ............................       800         20,950
Mestek, Inc.* .........................................       900         17,606
Modtech Holdings, Inc.* ...............................       510          2,709
NCI Building Systems, Inc.* ...........................       600          9,487
Pitt-Des Moines, Inc. .................................       200          4,525
Robertson-Ceco Corp.* .................................     1,500         10,875
                                                                       ---------
                                                                          81,771
                                                                       ---------
Homebuilding 2.9%
American Homestar Corp.* ..............................       200            794
Cavalier Homes, Inc. ..................................     1,200          5,700
Crossmann Communities, Inc.* ..........................       500          8,375
Engle Homes, Inc. .....................................     1,100         11,138
Hovnanian Enterprises, Inc. "A"* ......................     1,400          8,925
MDC Holdings, Inc. ....................................       700         10,938

    The accompanying notes are an integral part of the financial statements.


22 SCUDDER TAX MANAGED SMALL COMPANY FUND

--------------------------------------------------------------------------------

                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Schuler Homes, Inc.* ..................................     2,200         14,025
Standard Pacific Corp. ................................       900          9,675
                                                                       ---------
                                                                          69,570
                                                                       ---------
Transportation 3.3%
Air Freight 0.4%
Kitty Hawk, Inc.* .....................................     1,300         10,319
                                                                       ---------
Airlines 1.1%
Amtram, Inc.* .........................................       400          8,150
Atlantic Coast Airlines Holdings* .....................       400          9,300
Frontier Airlines, Inc.* ..............................       400          3,975
Mesaba Holdings, Inc.* ................................       500          5,750
                                                                       ---------
                                                                          27,175
                                                                       ---------
Trucking 1.7%
Covenant Transport, Inc. "A"* .........................       950         14,606
Hub Group, Inc., "A"* .................................       200          3,800
M.S. Carriers, Inc.* ..................................       500         14,125
U.S. Xpress Enterprises, Inc."A"* .....................       900          7,650
                                                                       ---------
                                                                          40,181
                                                                       ---------
Miscellaneous 0.1%
Travel Services International Inc.* ...................       400          3,500
                                                                       ---------
Utilities 3.7%
Electric Utilities 1.6%
TNP Enterprises, Inc. .................................       700         27,913
UniSource Energy Corp.* ...............................       900         10,350
                                                                       ---------
                                                                          38,263
                                                                       ---------
Natural Gas Distribution 2.1%
CTG Resources, Inc. ...................................       700         25,987
Energen Corp. .........................................     1,300         24,050
                                                                       ---------
                                                                          50,037
                                                                       ---------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $2,128,294)                                  2,267,984
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $2,291,294) (a)              2,430,984
--------------------------------------------------------------------------------

*     Non-income producing security.

**    Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $2,291,294. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $139,690. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $400,624 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $260,934.

    The accompanying notes are an integral part of the financial statements.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 23

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments, at market (identified cost $2,291,294) ...........  $    2,430,984
Cash ..........................................................             754
Receivable for investments sold ...............................          16,762
Dividends receivable ..........................................             523
Receivable for Fund shares sold ...............................             500
Reimbursement from Adviser ....................................          36,211
Other assets ..................................................             141
                                                                 --------------
Total assets ..................................................       2,485,875

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .............................         112,336
Other accrued expenses ........................................          81,093
                                                                 --------------
Total liabilities .............................................         193,429
--------------------------------------------------------------------------------
Net assets, at market value                                      $    2,292,446
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...........................           9,064
Net unrealized appreciation (depreciation)
on investments ................................................         139,690
Accumulated net realized gain (loss) ..........................         (33,547)
Paid-in capital ...............................................       2,177,239
--------------------------------------------------------------------------------
Net assets, at market value                                      $    2,292,446
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per
  share ($2,292,446 / 182,216 outstanding shares
  of beneficial interest, $.01 par value, unlimited              --------------
  number of shares authorized) ................................  $        12.58
                                                                 --------------

    The accompanying notes are an integral part of the financial statements.


24 SCUDDER TAX MANAGED SMALL COMPANY FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income (Loss)
--------------------------------------------------------------------------------
Income:
Dividends ....................................................   $       19,336
Interest .....................................................            1,459
                                                                 --------------
                                                                         20,795
                                                                 --------------
Expenses:
Management fee ...............................................           19,641
Services to shareholders .....................................            5,123
Custodian and accounting fees ................................           48,493
Trustees' fees and expenses ..................................           28,913
Reports to shareholders ......................................            8,674
Auditing .....................................................           19,700
Legal ........................................................            8,319
Registration fees ............................................           26,545
Other ........................................................            6,268
                                                                 --------------
Total expenses before reductions .............................          171,676
Expense reductions ...........................................         (138,957)
                                                                 --------------
Expenses, net ................................................           32,719
--------------------------------------------------------------------------------
Net investment income (loss)                                            (11,924)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................          (33,547)
Net unrealized appreciation (depreciation) during the
   period on investments .....................................           42,325
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                8,778
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $       (3,146)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 25

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        For the Period
                                                                         September 18,
                                                                             1998
                                                        Year Ended     (commencement of
                                                        October 31,     operations) to
Increase (Decrease) in Net Assets                          1999        October 31, 1998
---------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................ $      (11,924)     $        (177)
Net realized gain (loss) ............................        (33,547)                --
Net unrealized appreciation (depreciation) on
   investment transactions during the period ........         42,325             97,365
                                                      --------------      -------------
Net increase (decrease) in net assets resulting
   from operations ..................................         (3,146)            97,188
                                                      --------------      -------------
Distributions to shareholders from net investment
   income ...........................................         (7,682)                --
                                                      --------------      -------------
Fund share transactions:
Proceeds from shares sold ...........................      1,070,856          1,477,911
Net asset value of shares issued to shareholders
   in reinvestment of distributions .................          6,923                 --
Cost of shares redeemed .............................       (356,557)               (82)
Redemption fees .....................................          5,835                 --
                                                      --------------      -------------
Net increase (decrease) in net assets from Fund
   share transactions ...............................        727,057          1,477,829
                                                      --------------      -------------
Increase (decrease) in net assets ...................        716,229          1,575,017
Net assets at beginning of period ...................      1,576,217              1,200
Net assets at end of period (including undistributed
   net investment income of $9,064 and $3,301,        --------------      -------------
   respectively) .................................... $    2,292,446     $    1,576,217
                                                      --------------      -------------

Other Information
---------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ...........        126,926                100
                                                      --------------      -------------
Shares sold .........................................         83,695            126,833
Shares issued to shareholders in reinvestment of
   distributions ....................................            543                 --
Shares redeemed .....................................        (28,948)                (7)
                                                      --------------      -------------
Net increase (decrease) in Fund shares ..............         55,290            126,826
                                                      --------------      -------------
Shares outstanding at end of period .................        182,216            126,926
                                                      --------------      -------------

    The accompanying notes are an integral part of the financial statements.


26 SCUDDER TAX MANAGED SMALL COMPANY FUND

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years ended October 31,                                     1999     1998(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $12.42    $12.00
                                                           ---------------------
Income from investment operations:
  Net investment (loss)                                      (.07)       --
  Net realized and unrealized gain on investments             .24       .42
                                                           ---------------------
  Total from investment operations                            .17       .42
  Less distributions from net investment income              (.05)       --
  Redemption fees                                             .04        --
Net asset value, end of period                             $12.58    $12.42
                                                           =====================
Total Return (%) (c)                                         1.69(d)   3.50(d)**

Ratios and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          2         2
Ratio of operating expenses, net to average daily
net assets (%)                                               1.50      1.50*
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              7.87     38.75*
Ratio of net investment (loss) to average
daily net assets (%)                                         (.55)    (0.13)*
Portfolio turnover rate (%)                                  21.4        --

(a)   Based on monthly average shares outstanding during the period.

(b) For the period September 18, 1998 (commencement of operations) to October 31, 1998.

(c)   Total return would have been lower had certain expenses not been reduced.

(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*     Annualized

**    Not annualized


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 27

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Tax Managed Small Company Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the valuation committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.


28 SCUDDER TAX MANAGED SMALL COMPANY FUND

--------------------------------------------------------------------------------

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $34,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 29

--------------------------------------------------------------------------------

B. Purchases and Sales of Securities

During the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $1,171,637 and $457,322, respectively.

C. Related Parties

Under the Fund's Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until February 29, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. Accordingly, for the year ended October 31, 1999, the Adviser did not impose any of its fee amounting to $19,641. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund for the year ended October 31, 1999 amounted to $36,211.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1999, SSC did not impose any of its fee, which amounted to $4,029.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, SFAC did not impose any of its fee, which amounted to $37,500.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Trustees' fees and expenses aggregated $28,913, of which $13,950 was not imposed.


30 SCUDDER TAX MANAGED SMALL COMPANY FUND

--------------------------------------------------------------------------------

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $1,347 and $45, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 31

Report of Independent Accountants
--------------------------------------------------------------------------------

      To the Trustees of Investment Trust and the Shareholders of Scudder Tax Managed Small Company Fund:

      In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Tax Managed Small Company Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

      Boston, Massachusetts                           PricewaterhouseCoopers LLP
      December 16, 1999


32 SCUDDER TAX MANAGED SMALL COMPANY FUND

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

      For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended October 31, 1999 qualified for the dividends received deduction.

      Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 33

Trustees and Officers
--------------------------------------------------------------------------------

Lynn S. Birdsong*
  o  President and Trustee

Henry P. Becton, Jr.
  o  Trustee; President and General
     Manager, WGBH Educational
     Foundation

Dawn-Marie Driscoll
  o  Trustee; Executive Fellow, Center
     for Business Ethics, Bentley
     College; President, Driscoll
     Associates

Peter B. Freeman
  o  Trustee; Corporate Director and
     Trustee

George M. Lovejoy, Jr.
  o  Trustee; President and Director,
     Fifty Associates

Wesley W. Marple, Jr.
  o  Trustee; Professor of Business
     Administration, Northeastern
     University

Kathryn L. Quirk*
  o  Trustee, Vice President and
     Assistant Secretary

Jean C. Tempel
  o  Trustee; Venture Partner,
     Internet Capital Group

Bruce F. Beaty*
  o  Vice President

Jennifer P. Carter*
  o  Vice President

Philip S. Fortuna*
  o  Vice President

William F. Gadsden*
  o  Vice President

Valerie F. Malter*
  o  Vice President

Ann M. McCreary*
  o  Vice President

John Millette*
  o  Vice President and Secretary

John R. Hebble*
  o  Treasurer

Caroline Pearson*
  o  Assistant Secretary

*Scudder Kemper Investments, Inc.


34 SCUDDER TAX MANAGED SMALL COMPANY FUND

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds[
--------------------------------------------------------------------------------
Money Market
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
   Prime Reserve Shares*
   Premium Shares*
   Managed Shares*
  Scudder Government Money Market
   Series -- Managed Shares*

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market
   Series -- Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term
   Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
Value
  Scudder Large Company Value Fund
  Scudder Value Fund***
  Scudder Small Company Value Fund
  Scudder Micro Cap Fund
Growth
  Scudder Classic Growth Fund***
  Scudder Large Company Growth Fund
  Scudder Select 1000 Growth Fund
  Scudder Development Fund
  Scudder 21st Century Growth Fund

Global Equity
Worldwide
  Scudder Global Fund
  Scudder International Value Fund
  Scudder International Growth and
   Income Fund
  Scudder International Fund++
  Scudder International Growth Fund
  Scudder Global Discovery Fund***
  Scudder Emerging Markets Growth Fund
  Scudder Gold Fund
Regional
  Scudder Greater Europe Growth Fund
  Scudder Pacific Opportunities Fund
  Scudder Latin America Fund
  The Japan Fund, Inc.

Industry Sector Funds
Choice Series
  Scudder Financial Services Fund
  Scudder Heath Care Fund
  Scudder Technology Fund

Preferred Series
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small Company Fund


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 35

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**[[
    Scudder Horizon Advantage**[[[

 Education Accounts
   Education IRA
   UGMA/UTMA

--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


36 SCUDDER TAX MANAGED SMALL COMPANY FUND

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Convenient ways to invest, quickly and reliably

      Automatic Investment Plan
      A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

      Automatic Dividend Transfer
      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

      QuickBuy
      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

      Payroll Deduction and Direct Deposit
      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions

      Scudder Automated Information Line: SAIL(TM) -- 1-800-343-2890 Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

      Scudder's Web Site -- www.scudder.com
      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


                                       SCUDDER TAX MANAGED SMALL COMPANY FUND 37

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs

      Automatic Withdrawal Plan
      You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.

      Distributions Direct
      Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

      QuickSell
      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services

      Call a Scudder representative at
      1-800-SCUDDER

      Or visit our Web site at
      www.scudder.com

Please address all written correspondence to

      The Scudder Funds
      PO Box 2291
      Boston, Massachusetts
      02107-2291


38 SCUDDER TAX MANAGED SMALL COMPANY FUND

Notes
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Fund's Adviser

      Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

      Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

      Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

      This information must be preceded or accompanied by a current prospectus.

      Portfolio changes should not be considered recommendations for action by individual investors.